Concentration of credit risks	12 Months Ended
Dec. 31, 2019
Risks and Uncertainties [Abstract]
Concentration of credit risks

Financial instruments that are potentially subject to credit risk consist primarily of cash and cash equivalents and trade accounts receivable. Our cash is held with large financial institutions. Management believes that the financial institutions that hold our investments are financially sound and accordingly, are subject to minimal credit risk. Deposits held with banks may exceed the amount of insurance provided on such deposits.

The Group sells to large, international customers and, as a result, may maintain individually significant trade accounts receivable balances with such customers during the year. We generally do not require collateral on trade accounts receivable. Summarized below are the clients whose revenue were 10% or higher than the respective total consolidated net sales for fiscal years 2019, 2018 and 2017, and the clients whose trade accounts receivable balances were 10% or higher than the respective total consolidated trade accounts receivable balance for fiscal years 2019 and 2018:

	Revenue concentration (% of total net sales)			Receivables concentration (% of total accounts receivable)
	Year to December 31, 2019	Year to December 31, 2018	Year to December 31, 2017	As at December 31, 2019	As at December 31, 2018
IoT operating segment
Multinational electronics contract manufacturing company	12%	8%	7%	19%	12%
International luxury watch company	6%	2%	3%	13%	4%
International packaging solutions, technology and chips	11%	3%	3%	0%	3%
International audio software and hardware solutions company	2%	0%	0%	11%	0%